SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-32143

Date of Report: July 9, 2010

ECOSYSTEM CORPORATION
(Exact name of registrant as specified in its charter)
Delaware		20-3148296
(State of other jurisdiction of		(IRS Employer
incorporation or organization		Identification No.)

One Penn Plaza, Suite 1612, New York, NY	10119
(Address of principal executive offices)		(Zip Code)

(212) 994-5374
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On July 9, 2010, Viridis Capital, LLC converted 189,425 shares of EcoSystem Series D Preferred Stock into 500,000,000 common shares in the Company. There were 549,779,795 shares of common stock outstanding as of the close of business on July 9, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 9, 2010                                                                ECOSYSTEM CORPORATION

By:           /s/ Kevin Kreisler
                Kevin Kreisler
Chairman